SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
November 14, 2003

ADVOCAT INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067

(Address of principal executive offices)

(615) 771-7575

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number	Exhibit

99.1	Press Release dated November 14, 2003 reporting results for the quarter ending September 30, 2003.

Item 12. Results of Operations and Financial Condition.

     On November 14, 2003, Advocat Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the quarter ended September 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC

By:	/s/ L. Glynn Riddle, Jr. L. Glynn Riddle, Jr. Chief Financial Officer

Date: November 14, 2003

Exhibit Index

Exhibit No.

99.1	Press release dated November 14, 2003.